UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2021

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

1910 Opdyke Court, Auburn Hills, MI	48326
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SPAR Group, Inc. ("SGRP" or the "Corporation", and together with its subsidiaries, the "Company" or "SPAR Group") has listed its shares of Common Stock (the "SGRP Shares") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC"). SGRP has recently filed the following reports with the SEC: On March 31, 2021, its Annual Report on Form 10-K for the year ended December 31, 2020 (the "2020 Annual Report"); on April 29, 2021, its First Amendment to such Annual Report on Form 10K/A (the "2020 10-K Amendment"), adding new Parts 10, 11, 12, 13 and 14 from Form 10-K to such Annual Report (as so amended, the "Amended 2020 Annual Report"); and on May 13, 2021, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the "2021 Q1 Report").

Item 3.01.         Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Resignation of Audit Committee Members from Board and its Committees

On June 9, 2021, in a letter to the Corporation, all three members of SGRP's Audit Committee, namely Mr. Arthur H. Baer, Mr. Igor Novgorodtsev, and Mr. Jeffrey A. Mayer (each a "Resigning Independent Director"), resigned from the Corporation's Board of Directors (the "Board") and all of its committees, effective immediately (the "Resignations"). Management informed Nasdaq of the receipt of the Resignations on June 11, 2021. Please see SGRP's Current Report on Form 8-K reporting the Resignation as filed with the SEC on June 14, 2021 (the "Resignation Report"), and the Resignation Letter that was attached to the Resignation Report (the "Resignation Letter").

Nasdaq Notice of Failure to Comply with its Board Independence and Audit Committee Composition Rules

As a result of the Resignations, SGRP received a notification letter from Nasdaq dated June 15, 2021 (the "Nasdaq Deficiency Letter"), stating that SGRP no longer complies with Nasdaq's majority independent director and audit committee requirements as set forth in Nasdaq Listing Rule 5605 (“Nasdaq Rules”).

In the Nasdaq Deficiency Letter, Nasdaq noted that a listed company normally has 45 calendar days to submit a detailed plan to regain compliance for non-compliance with the Nasdaq Rules. However, Nasdaq's Staff determined to give a shortened deadline for SGRP to submit its plan to regain compliance, until June 29, 2021, pursuant to its discretionary authority set forth in Listing Rule 5101.3. Please see Item 1A -- Risk Factors -- Risks of a Nasdaq Delisting and Penny Stock Trading in the Amended 2020 Annual Report.

If SGRP's plan to regain compliance with the Nasdaq Rules is accepted, Nasdaq's Staff can grant an extension of up to 180 calendar days from the date of the Nasdaq Deficiency Letter to permit and evidence such compliance.

The text of the Nasdaq Deficiency Letter is attached to and filed with this Current Report as Exhibit 17.1 hereto and is hereby incorporated by reference into this Current Report and made a part hereof. The descriptions of the Nasdaq Deficiency Letter in this Current Report are subject to and are qualified in their entirety by the full text of the Nasdaq Deficiency Letter.

For background on the ongoing disputes between the Company and its majority stockholders leading to the three independent director resignations, please see the Resignation Report.

Forward Looking Statements

This Current Report on Form 8-K (this "Current Report") contains "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Corporation and its subsidiaries (the "Company"), and this Current Report has been filed by the Corporation with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and the Exchange Act, "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend," "believe," "estimate," "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Corporation in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance, the novel coronavirus and COVID-19 pandemic on the Company's business, the Corporation's compliance with applicable Nasdaq director independence rules, the Company's cash flow or financial condition, the Company's cash flow, or the pursuit or achievement of the Company's corporate objectives.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, Risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's common stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.         Financial Statements and Exhibits.

(a)	Exhibits:

	17.1	Text of letter to SPAR Group, Inc. ("SGRP"), from the Nasdaq Stock Market, Inc. ("Nasdaq"), dated June 15, 2021, stating that SGRP no longer complies with Nasdaq's majority independent director and audit committee requirements as set forth in Nasdaq Listing Rule 5605 (as attached hereto and filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date: June 22, 2021

By:	/s/ Fay DeVriese
Fay DeVriese, Chief Financial Officer
(Principal Financial and Accounting Officer),
Treasurer and Secretary